UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): August 21, 2006

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-23044                  93-0976127
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)

           300 Knightsbridge Pkwy.
              Lincolnshire, IL                        60069
            (Address of Principal                   (Zip Code)
             Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our recently filed quarterly report on Form 10-Q for the quarter ended June 30, 2006. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01 - Entry Into a Material Definitive Agreement

On August 21, 2006 Motient Ventures Holding Inc. ("MVH"), a wholly owned subsidiary of Motient Corporation ("Motient"), purchased 700,156 shares of common stock of TerreStar Networks Inc. ("TerreStar") from TerreStar for $21.4 million pursuant to a Stock Purchase Agreement by and between MVH and TerreStar. This purchase increased Motient's ownership of TerreStar from 54.3% to 55.1% on a fully diluted basis. Robert Brumley, the President and Chief Executive Officer of TerreStar, is a member of Motient's Board of Directors. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K.

TerreStar is a development stage company in the process of building its first satellite. TerreStar plans to develop an integrated satellite and terrestrial communications network to provide continuous nationwide wireless services, including IP-based voice and high-speed data services, throughout the United States and Canada. TerreStar has contractual rights to receive, from one of its stockholders, 20 MHz of unshared spectrum throughout the United States in the 2 GHz MSS band, in two separate 10 MHz blocks of contiguous spectrum. This spectrum is eligible for ancillary terrestrial component, or ATC, authorization, under which TerreStar can integrate terrestrial wireless services with mobile satellite services, or MSS. ATC rules and policies permit the re-use of assigned satellite frequencies terrestrially in order to extend MSS availability, for example, to many indoor and urban areas where satellite signals cannot be received reliably.

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Item 2.01 - Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits


(c)       Exhibits

10.1 Purchase Agreement dated August 21, 2006 by and between Motient Ventures Holding Inc. and TerreStar Networks Inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MOTIENT CORPORATION



                                          By: /s/ Robert Macklin
                                              ----------------------
                                              Robert Macklin
                                              Secretary and General Counsel

Date:  August 21, 2006





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